Exhibit 99.1

Hexion Inc.

High Yield Investor Presentation

$460,000,000 First-Priority Senior Secured Notes due 2022

CONFIDENTIAL

Forward-Looking Statements Hexion Inc.

Certain statements in this presentation are forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, our management may from time to time make oral forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “might,” “plan,” “estimate,” “may,” “will,” “could,” “should,” “seek,” “intend” or similar expressions. Forward-looking statements reflect our current expectations and assumptions regarding our business, the economy and other future events and conditions and are based on currently available financial, economic and competitive data and our current business plans. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, services, prices and other factors as discussed in the Risk Factors section of the offering circular and our filings with the Securities and Exchange Commission (the “SEC”) incorporated by reference in the offering circular. While we believe our assumptions are reasonable, we caution you against relying on any forward-looking statements as it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, a weakening of global economic and financial conditions, interruptions in the supply of or increased cost of raw materials, the loss of, or difficulties with the further realization of, cost savings in connection with our strategic initiatives, including transactions with our affiliate, Momentive Performance Materials Inc., the impact of our substantial indebtedness, our failure to comply with financial covenants under our credit facilities or other debt, pricing actions by our competitors that could affect our operating margins, changes in governmental regulations and related compliance and litigation costs and the other factors listed in the Risk Factors section of the offering circular and our SEC filings incorporated by reference in the offering circular. For a more detailed discussion of these and other risk factors, see the Risk Factors section in the offering circular related to this offering, our most recent Annual Report on Form 10-K and our other filings made with the SEC and incorporated by reference into the offering circular. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. The forward-looking statements made by us speak only as of the date on which they are made. Factors or events that could cause our actual results to differ may emerge from time to time. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

This presentation contains non-GAAP financial information. Reconciliation to GAAP is included at the end of the presentation.

Hexion Inc.

Business Overview and Credit Highlights

CONFIDENTIAL

# Hexion Business Overview

HEXION

| | Epoxy, Phenolic and Coatings Resins | Forest Products Resins |
|---|---|---|
| Adjusted 2016E EBITDA(1) | $431 - $441 million | |
| % of EBITDA(2) | ~ 50% | ~ 50% |
| Product Characteristics | High value-added products that deliver a broad range of attributes including strength, adhesion, resistance, gloss, durability and others | |

**Key End Markets**



Automotive
Construction
Wind Energy
Oilfield
Aerospace
Electronics


Furniture


Construction


Remodeling

**Sales by Product / Geography(3)**



Oilfield 4%
Other 1%
Versatics 11%
Phenolics 24%
Specialty & Base Epoxy 60%



Europe 31%
North America 30%
ROW 39%

Total Sales: $1.9 billion



Formaldehyde 22%
Forest Product Resins 78%



Europe 12%
ROW 23%
North America 65%

Total Sales: $1.3 billion

**Select Customers**

PPG, 3M, sinoma 中材科技, Schlumberger, BMW, LP, Weyerhaeuser, SAINT-GOBAIN, Owens Corning

(1) Reflects estimated reported Adjusted EBITDA for FY2016E.
(2) Based on segment EBITDA contribution, adjusted for divestitures of Performance Adhesive and Coatings business and HA-International.
(3) Sales based on 2016E, adjusted for divestitures of Performance Adhesive and Coatings business and HA-International.

4

Summary Credit Highlights

Diversified Global Business with

Leading Market Positions

Robust Specialty Product

Experienced Management Team    Portfolio and New Product

Development Capabilities

Significant Embedded Earnings

Strong Liquidity and Attractive    Growth Potential from Funded

Free Cash Flow Attributes    Capital Investments

Large Potential Upside in Oilfield

Proppants and Base Epoxy

Recovery

Strong Growth Outlook Driven by Multiple Factors

CONFIDENTIAL

# Global Leadership Positions in Diverse End Markets with a Blue-Chip Customer Base

**HEXION**

Diversified Global Business with Leading Market Positioning

## Leading Market Positions


#1

**Specialty Epoxy Resins – Wind Energy**
Global


#2

**Base Epoxy Resins**
Global


#1

**Phenolic Specialty Resins**
Global


#1

**Versatic Acids™ & Derivatives**
Global


#1

**Forest Product Resins**
Global


#2

**Resin Coated Proppants**
Global

## Diverse End Markets Exposed To Key Megatrends(1)



Other 18%
Home Construction 17%
General Construction 14%
Wind Energy 14%
Furniture 9%
Industrial/ Marine 7%
Oil & Gas 6%
Automotive 6%
Consumer/ Durable Goods 4%
Electronics 3%
Architectural 2%

***Key Megatrends***



**Population Growth**



**Urbanization**



**Sustainability**



**Energy**

## Long-Term Blue-Chip Customer Base

Owens Corning, LP, Saint-Gobain, DuPont, BASF, Masisa, 3M, Schlumberger, PPG, Monsanto, Norbord, BMW, Olivé Química, Covestro, Carter Holt Harvey, Ashland, Corning

**Leading Positions In More Than 80% Of Its Revenue Base (1)**
**No One Customer > 2.5% Of Total Revenue**

CONFIDENTIAL

(1) Based on estimated revenues for year end 2016, adjusted for divestitures of Performance Adhesive and Coatings business and HA-International.

6

Strategic Global Manufacturing Footprint

Serving 87 Countries     Diversified Global Business with

Leading Market Positioning

Strategic Global Manufacturing(1)    Balanced Revenue Base(2)

Americas: 36 Sites    Europe: 18 Sites Asia Pacific: 12 Sites

ROW

33%N.

America

44%

Manufacturing Facilities

Executive Offices     Europe

R&D Facilities     23%

JV Locations

Hexion Sells in All Shaded

Countries

66 Production and R&D Facilities Globally Serving 87 Countries (1)

Focused On Expansion In High Growth Specialty Product Lines

Across All Geographical Regions

(1) Count of production and R&D facilities as of December 31, 2015 includes joint ventures and excludes executive offices. As of September 30, 2016 there were 56 production and R&D facilities globally.

(2) Based on revenue for the last twelve months ended September 30, 2016, adjusted for divestitures of Performance Adhesive and Coatings business and HA-International.

CONFIDENTIAL

# Leading New Product Development Capabilities and Specialty Portfolio

HEXION

Robust Specialty Product Portfolio and New Product Development Capabilities

## Strong History of Innovation

- Hexion continues to drive innovation geared toward high-margin specialty products and applications
  - NPD averaged 23% of total revenue over the last 5 years[(1)]
- Ownership of more than 800 patents and 1,200 trademarks
- 27 R&D application labs across Hexion's global footprint
  - Key R&D innovation centers located strategically near global customers and in proximity to large end markets
  - Hexion leverages its global network to successfully develop and commercialize new applications in collaboration with customers



## Leading Specialty Portfolio



Composites; MGS, glycidylamines
Bonding paste; EPIKOTE™ 035c
Aerospace
Wind Energy
Ind. Coatings
Automotive
Construction
Oil & Gas
Waterborne epoxy-based: EPIKURE™
Composites; EPIKOTE™; EPIKURE™
ECOBIND™
Oilplus™

**History of Value Creation Through NPD and Specialty Portfolio**

CONFIDENTIAL

(1) 2011 – 2015; NPD defined as net sales from products introduced in the preceding 5 years.

8

# Leading Provider of Specialty Epoxies Serving the Wind Energy Market

HEXION

Robust Specialty Product Portfolio and New Product Development Capabilities

## Specialty Epoxy: Well Positioned in Wind Energy

- Complete solutions provider for composite systems in wind turbines globally
  - Rotor blade infusion systems
  - Bonding pastes
  - Leading supplier to the global wind energy market
  - Hexion resins enable longer, lighter blades
  - **EPIKOTE™ 035c** application has grown to nearly $200 million in revenue (FY'15) in only four years
- #1 in China, where 3.3%[2] of energy is met by wind generation as of 2016
- Wind energy installations are the key driver of Hexion's demand
  - Global wind energy installations are expected to grow in the 7.5% range over the next two years
- Leveraging global footprint, technology and infrastructure investments to continue to drive long-term growth

## Hexion Global Wind Energy Volume



(Volume kMT)
~ 10%
FY'13
FY'14
FY'15
FY'16E

## Annual Wind Energy Installations by Region [1]



(GW)
CAGR: 7.5%
56.5
58.4
65.2
2016
2017
2018
Offshore
RoW
Latin America
North America
Europe
China







**Leveraging Market Leading Position in Wind Energy to Benefit from Secular Growth Trends**

CONFIDENTIAL

(1) Source: Bloomberg New Energy Finance "Q4 2016 Global Wind Market Outlook." 7 December 2016. 2010 – 2015 actual; 2016 – 2020 projected.

(2) Chinese National Energy Administration Annual Report.

9

# Forest Products Positioned to Benefit From Ongoing Housing Recovery and Demand for Sustainable Products

HEXION™

Robust Specialty Product Portfolio and New Product Development Capabilities

## Summary

- The ongoing recovery in housing starts drives growth in North American Resins
- Significant upside operating leverage created by productivity and continued volume growth
- Long-term demand driven by population growth and Hexion's sustainable product solutions:
  - Ecobind™, an ultra low-emitting binder resin used to produce engineered wood products, **generated $224 million of revenue in 2015**
  - Resins enable use of "farmed" trees and wood chips, which reduces use of old growth timber
  - Enables small lengths of lumber to be assembled into finger-jointed studs with the same durability and strength as dimensional lumber, with resistance to flame/heat



ECOBIND RESIN TECHNOLOGY



## 1990 – 2016 North American Housing Starts [1]



Total Housing Starts
Multi-Family Housing Starts
Single-Family Housing Starts
2,000
1,500
1,000
500
0
Peak: 2,246
Average 1990-2006: 1,509
Trough: 467
1,090
828
262
'90 '92 '94 '96 '98 '00 '02 '04 '06 '08 '10 '12 '14 '16

## Segment EBITDA and EBITDA Margin[2]



EBITDA ($mm)
EBITDA margin (%)
FX adjusted EBITDA(2)
2012 – 9/30 LTM: CAGR: 7%(3)
$185
$205
$235
$255
$258
$233
$264
$236
10.4%
11.8%
13.3%
13.7%
15.0%
17.6%
2011
2012
2013
2014
2015
09/30 LTM

**Track Record of Long-Term Profitability Growth with Future Upside from Innovation**

CONFIDENTIAL

(1) Source: U.S. Census.
(2) Based on 2014 FX rates.
(3) See the appendix of this presentation for a reconciliation of net (loss) income to Segment EBITDA, using current year FX adjustment.

10

# Significant New Product Development Initiatives in Composites Market and Automotive Applications

HEXION™

Robust Specialty Product Portfolio and New Product Development Capabilities

## Commentary

- Significant auto applications growth driven by long-term market growth and increasing penetration of composite materials
  - Manufacturers seeking lightweight alternatives to steel / aluminum to meet aggressive fuel consumption targets driven by regulation
- Specialty epoxy resin applications used with carbon composites to provide greatest weight reduction, fuel savings and $CO_2$ emission savings among alternative materials
- Lightweight penetration in auto has grown from 24% in 2010 to 30% in 2015 and is expected to be 47% in 2025[2]
- Hexion's Automotive Composites sales in the auto application end market grew at an 21% CAGR from 2011 to 2016

## Growth Perspectives – Auto Application Sales [1]

***Trends & forecast for global materials demand in automotive industry: lightweight materials vs. conventional materials***



Conventional materials
Lightweight materials
312 Blbs
356 Blbs
469 Blbs
100%
80%
60%
40%
20%
0%
24%
76%
30%
70%
47%
53%
2010
2015
2025

## Case Studies in Auto Innovation

| Project | Hexion Technology & Application | Product Benefits |
|---|---|---|
|  | ▪ EP TRAC 06150 system<br>▪ Used in the construction of structural parts in the Audi R8 | ▪ Fast time cycle<br>▪ Weight savings<br>▪ Improved performance & safety |
|  | ▪ Epikote™ Resin 06000 Epikure™ Curing Agent 06130<br>▪ Structural parts in a BMW 7-Series | ▪ High volume manufacturing<br>▪ Weight savings<br>▪ Improved performance & safety |
|  | ▪ EP TRAC 06300 system<br>▪ Door in Benteler SGL | ▪ Weight reduction<br>▪ Lower vehicle center of gravity<br>▪ Class A appearance<br>▪ Fast time cycle |
|  | ▪ Epikote™ system<br>▪ Coil spring in Audi A6 Avant 2.0 TDI | ▪ Weight reduction<br>▪ Driving precision<br>▪ Comfort |

**Strong Focus on Innovation in High Growth Auto End Markets**

CONFIDENTIAL

(1) ICCT and Lucintel.

11

# Successfully Executing Against Strategic Growth Capital Plan

HEXION™

Significant Embedded Earnings Growth Potential from Funded Capital Investments

## Strategic Formaldehyde Investments

- New formaldehyde plants are part of Hexion's ongoing strategy of investing behind its leading specialty technologies
- Following successful start-up, new plants continue to ramp up production
- Approximately 70% of new capacity is contractually committed through 2017
- New plants expected to contribute ~$10 million to 2016 EBITDA
  - Slower than expected ramp-up reflects economic challenges in Brazil
- On track to deliver ~$30 to $35mm in run-rate EBITDA[1] over the next few years, representing significant upside opportunity
  - Run-rate EBITDA potential not reflected in LTM Adjusted EBITDA

## High-growth Investments Case Study: NextGen Epoxy™

- NextGen Epoxy™ Waterborne system offers coating performance comparable to solvent-borne systems
- 2016 Waterborne Epoxy demand in the shipping container market was $12 million (10% of total market), across all industry suppliers[2]
- As of April 1, 2017 all future shipping containers must use Waterborne materials; Hexion is positioned to benefit as the Waterborne Epoxy market grows to $120 million[2]
- Hexion is planning to invest $10 million from 2017 to 2019 to serve the China Waterborne Epoxy market
- The investment is expected to deliver up to $15 million of incremental EBITDA by 2019 [1]

## Summary of New Formaldehyde Plants

| Location | Initial Production | Comments |
|---|---|---|
| Curitiba, Brazil | 3Q'15 | Direct pipeline to customer site |
| Geismar, La. (BASF) | 4Q'15 | Contracted volumes |
| Luling, La. (Monsanto) | 1Q'16 | Investment Grade Customers |

## Chinese Container Coating Expected Growth[3]



(Volume kMT)
Waterborne Coating Volumes - China
~ 120% CAGR
2016E
2017E
2018E
2019E
2020E

**Near-Term Earnings Potential Not Reflected in LTM Metrics**

(1) We may not be able to achieve incremental run rate EBITDA as expected. See "Risk Factors – Risks Related to Our Business – We expect additional cost savings from our other strategic initiatives, and if we are unable to achieve these cost savings, or sustain our current cost structure, it could have a material adverse effect on our business operations, results of operations, and financial condition," which is incorporated by reference in the offering circular for the Notes.

(2) Source: Management estimates; China Container Industry Association (CCIA).

(3) Management estimates.

12

# Driving Structural Cost Savings and Aligning Organization to Deliver Further Growth

HEXION

Significant Embedded Earnings Growth Potential from Funded Capital Investments

## Structural Cost Savings Program Remains on Track

- Track record of exceeding cost reduction programs
- $47 million of structural cost savings, of which $10 million have been achieved and $37 million are still in process as of 9/30/16 (not reflected in Segment EBITDA):

***In-Process Cost Savings ($mm)***



Other Manufacturing
$12
$10
SG&A
$15
Norco Closure (Manufacturing)

## Implementing Chief Operating Officer Structure

- Jody Bevilaqua named Chief Operating Officer in October 2016. The COO appointment is part of a broader corporate reorganization which will streamline Hexion's organizational structure, increase speed of decision making and deliver additional efficiencies

## Cost Savings Breakdown by Category

| Category | Details |
| --- | --- |
| Norco Facility Closure | ▪ Closure of Norco, LA epoxies factory completed in 2016<br>▪ Closure strategically minimizes exposure to intermediate and volatile portions of the epoxy market<br>▪ Entered into long-term third party supplier agreements. Assumes $20 million of structural EBITDA improvement<br>▪ $5 million achieved in 9/30/16 LTM period |
| SG&A Reductions | ▪ Implemented COO structure in October 2016<br>▪ Savings largely driven by collapse of direct overhead (~150 in headcount)<br>▪ $14 million of structural EBITDA improvement<br>▪ $4 million achieved in 9/30/16 LTM period |
| Other Manufacturing | ▪ Strengthening operations in the U.S. and Germany through implementation of six sigma and other programs (~ 50 in headcount)<br>▪ $13 million of structural EBITDA improvement<br>▪ $1 million achieved in 9/30/16 LTM period |

**Upside to Reported EBITDA Through Ongoing Realization of Structural Cost Reduction Initiatives**

13

Leading Oilfield Proppants Business Past

Turning    Point in Cycle…Large Potential Upside in Oilfield

Proppants and Base Epoxy

Recovery

Leading Market Position(1)Product Portfolio Overview

OilPlusTM Premium resin coated sand for higher oil production

Hexion Market Position    US Silica Preferred FritzProppants

5%4%1%

AquaBondTM Premium resin coated sand for wastewater reduction

Canada    Carbo 5%Proppants

EOGSantrol/FTSIPrime PlusTM Premium resin coated sand for excellent conductivity

United States    5%39%Proppants

UniminBlack UltraTM Resin coated sand for low temperature applications down

7%Proppantsto 90o F

AtlasYukon BlackTM Resin coated sand for low temperature applications down

9%Proppantsto 75o F in Canada

HexionkRTTM Proppants Economical resin coated sand used for proppant flowback

25%control

Volume Has Begun to Recover(2)…    …While Pricing Has Stabilized Post Q1 Decline(2)

$450

Sequential Quarterly Resin Coated Sand Growth    Resin Coated Sand ASP ($/kmt)

$375

39%28%$300

$225

$150

$75

$0

(25%)

(32%)    - 16 -16- 1616—16—16- 16- 16- 1616- 16- 16

Apr-Oct-

Q1-‘16    Q2-‘16Q3-‘16Q4-‘16

Jan

Feb Mar May Jun Jul Aug Sep Nov Dec

Leadership in Oilfield Proppants Sector Which is Through the Trough…

CONFIDENTIAL

(1)    Management estimates.

(2)    Price and volume trends apply to Hexion’s resin coated volume (excluding raw sand).

HEXION

# … And Has Significant Upside and Intrinsic Value

## NA RCS Consumption (billion lbs)[1]


Outlook
17% CAGR
4.2
4.1
5.6
3.4
2.1
2.9
3.5
4
4.4
4.7
'12 '13 '14 '15 '16E '17E '18E '19E '20E '21E

- **NA RCS consumption is down through 2016; expected to grow at 17% CAGR through 2021E**

## Historical Hexion Profitability


EBITDA $mm
$152 million EBITDA upside to 2014 level
$126
($26)
Breakeven(2)
2014A
2016E
Q4 Annualized with Impact from Cost Savings Actions

## Fairmount Valuation Summary[3]

| ($ in billions) | |
|---|---|
| Equity Value | $2.8 |
| Net Debt and MI[4] | $0.9 |
| **Total Enterprise Value** | **$3.7** |
| EV / 2017 EBITDA | 25.1x |
| EV / 2018 EBITDA | 12.6x |

### Market Pricing in Recovery in 2017 and 2018


EBITDA $mm
$387
$140
($1)
$149
$298
2014A (5)
2015A (5)
'16E (5)
'17E (5)
'18E (5)

**…and Has Significant Upside with Cyclical Recovery and Current Intrinsic Value**

CONFIDENTIAL

(1) IHS, IHS FracDB / FracFocus.org, IHS WellIQ.
(2) Adjusted for run-rate cost savings to achieve $0 net EBITDA.
(3) CapIQ broker consensus estimates, filings for historical data; FMSA closed at $12.53 / share on 1/17/2017 with market cap of $2.793bn.
(4) Includes total debt of $1.1bn, cash and ST investments of $0.2bn and minority interest of $0.3mm.
(5) 2014A and 2015A are taken from Fairmount historical public filings; 2016E, 2017E and 2018E are based on median broker consensus estimates.

15

Leading Epoxy Resin Business with Improving

Industry Fundamentals     Large Potential Upside in Oilfield

Proppants and Base Epoxy

Recovery

Epoxy Resins Supply / Demand 2011-2019(1)    Historical Hexion Base Epoxy Resin & Intermediates

Profitability(2)

Epoxy Resin Supply/Demand 2011–2019E

4,500 Kmt/yr     90%

Demand    SupplyUtilization

$100 million EBITDA upside

4,000     to 2011 level

85%

3,500

3,000     80%

2,500

75%

2,000     $107

1,500     70%

1,000     $7

65%

500

0    60%

2011 2012 2013 2014    2015 2016E 2017F 2018F 2019F

Epoxy resins supply / demand dynamics expected to improve over the next 4 20112016E years, with a 10%+ increase in industry utilization

Expected Improvement in Epoxy Resin Industry Fundamentals

Drives Positive Outlook for Profitability

CONFIDENTIAL

(1)    StrategyMark, Inc

(2)    Excludes specialty epoxies.

# Strong Liquidity and Attractive Free Cash Flow Attributes

Strong Liquidity and Attractive Free Cash Flow Attributes

## Hexion Liquidity Profile


$400
($36)
($40)
$145
($19)
$46
$496
Total ABL
Less: LCs Outstanding
Less: Borrowing Base Adjustment(1)
Plus: Total Cash
Less: Restricted Cash
Plus: Foreign Availability
9/30/16 Total Liquidity

## Cash Flow Commentary

**Low Maintenance Capex**

- $80mm - $90mm of estimated maintenance capex

**Low Working Capital Requirements**

- Strategic manufacturing network located in close proximity to customers
- Net working capital averaged ~7% of sales over the last three years[2]

**Advantaged Tax Structure**

- $1.4bn of NOLs (as at 12/31/2015)
- $20mm average cash taxes over the last 5 years

**Continuing Focus on Capital Structure Management**
**Attractive Free Cash Flow Attributes**

CONFIDENTIAL

(1) As of 9/30/16, availability under our ABL facility was $360mm versus $400mm committed facility amount.
(2) Adjusted for divestitures of Performance Adhesives and Coatings and HA-International.

17

# Hexion Management

HEXION™

Experienced Management Team

***Average industry tenure: 26 years***

**Craig Morrison**
CEO



*Hexion tenure: 15*
*Industry tenure: 19*

**Jody Bevilaqua**
COO



*Hexion tenure: 15*
*Industry tenure: 35+*

**Kevin McGuire**
EVP, BPIT/Program Management



*Hexion tenure: 15*
*Industry tenure: 15+*

**Tony Greene**
EVP, Strategy & Business Dev't



*Hexion tenure: 35*
*Industry tenure: 35*

**Doug Johns**
EVP & General Counsel



*Hexion tenure: 25*
*Industry tenure: 25+*

**George Knight**
EVP/CFO



*Hexion tenure: 20*
*Industry tenure: 20*

**John Auletto**
EVP/HR



*Hexion tenure: 17*
*Industry tenure: 20+*

**Dale Plante**
Program Mgmt



*Hexion tenure: 35*
*Industry tenure: 35*

**Nathan Fisher**
EVP, Procurement



*Hexion tenure: 14*
*Industry tenure: 20+*

**Karen Koster**
EVP, EHS



*Hexion tenure: 6*
*Industry tenure: 25+*

**Seasoned Senior Leadership Team with Proven Track Record of Successfully Operating Through Industry Cycles and Executing Broad Range of Strategic Initiatives (Acquisitions/Divestitures/Refinancings/etc.)**

CONFIDENTIAL

18

Hexion Inc.

Appendices

CONFIDENTIAL

Reconciliation of Non-GAAP

Financial Measures

September 30, 2016

(US$in millions)    LTM period

Reconciliation of Net Loss to Adjusted EBITDA:

Net income    $49

Income tax expense    46

Interest expense, net    316

Depreciation and amortization    136

Accelerated depreciation    128

EBITDA    675

Adjustments to EBITDA:

Asset impairments    6

Business realignment costs(1)    46

Realized and unrealized foreign currency gains    (11)

Gain on dispositions    (240)

Gain on extinguishment of debt    (73)

Unrealized gain on pension and postretirement benefits(2)    (13)

Other(3)    53

Cost reduction programs savings(4)    37

Adjustment for PAC and HAI dispositions(5)    (37)

Adjusted EBITDA    443

Pro forma fixed charges(6)    $284

Ratio of Adjusted EBITDA to Fixed Charges(7)    1.56

(1) Primarily represents costs related to the planned facility rationalization within the Epoxy, Phenolic and Coating Resins segment, as well as headcount reduction expenses and plant rationalization costs related to cost reduction programs, termination costs, and other costs associated with business realignments.

(2) Represents non-cash gains resulting from pension and postretirement benefit plan liability re-measurements.

(3) Primarily includes certain professional fees related to strategic projects, retention program costs, business optimization expenses and management fees, partially offset by gains on the disposal of assets.

(4) Represents pro forma impact of in-process cost reduction programs savings. Cost reduction program savings represent the unrealized headcount reduction savings and plant rationalization savings related to cost reduction programs and other unrealized savings associated with the Company’s business realignments activities, and represent our estimate of the unrealized savings from such initiatives that would have been realized had the related actions been completed at the beginning of the LTM period. The savings are calculated based on actual costs of exiting headcount and elimination or reduction of site costs. See “Risk Factors – Risks Related to Our Business – We expect additional cost savings from our other strategic initiatives, and if we are unable t achieve these cost savings or sustain our current cost structure, it could have a material adverse effect on our business operations, results of operations, and financial condition,” which is incorporated by reference in the offering circular.

(5) Represents pro forma LTM Adjusted EBITDA impact of the PAC and HAI dispositions, which both occurred during the second quarter of 2016.

(6) Reflects pro forma interest expense based on interest rates at September 30, 2016, as if the 2016 Debt Transactions had taken place at the beginning of the period.

(7) The Company’s ability to incur additional indebtedness, among other actions, is restricted under the indentures governing certain notes, unless the Company has an Adjusted EBITDA to Fixed Charges ratio of 2.0 to 1.0. As of September 30, 2016, we did not satisfy this test. As a result, we are subject to restrictions on our ability to incur additional indebtedness and to make investments; however, there are exceptions to these restrictions, including exceptions that permit indebtedness under our ABL Facility (available borrowings of which were $324 at September 30, 2016).

CONFIDENTIAL

This presentation contains non-GAAP financial information. Adjusted EBITDA is a non-GAAP financial measure as defined by SEC rules. Adjusted EBITDA is not intended to represent any measure of earnings or cash flow in accordance with

US GAAP and the calculation and use of this measure may differ from other companies. Adjusted EBITDA should not be used in isolation or as a substitute for measures of performance or liquidity. Adjusted EBITDA should not be considered an alternative to operating income or net income (loss) under US GAAP to evaluate results of operations or as an alternative to cash flows as a measure of liquidity.    20

Reconciliation of Net (Loss) Income to

Segment EBITDA

Year ended December 31,

(US$in millions)    2015 2014201320122011

Net (loss) income    ($39) ($224)($572)$246$111

Income tax expense (benefit)    34 22379(410)(6)

Interest expense, net    326 308303263262

Depreciation and amortization    137 144148153167

EBITDA    $458 $250$258$252$534

Items not included in Segment EBITDA: -----

Asset impairments    6 51812332

Business realignment costs    16 47213515

Integration costs    - -101219

Realized and unrealized foreign currency losses (gains)    10 3223(4)

(Gain) loss on extinguishment of debt    (41) -6--

Unrealized (gains) losses on pension and OPEB plan liabilities    (13) 102(68)13421

Net income from discontinued operations    - ---(2)

Other    30 26364026

Total adjustments    8 212188247107

Segment EBITDA    466 462446499641

Adjustment for dispositions    (50) (45)(60)(56)(77)

Segment EBITDA Adjusted for Divestitures (MDP & HAI)    $416 $417$386$443$564

-      -?-  -  -

Segment EBITDA:    - ----

Epoxy, Phenolic and Coating Resins    307 290279351519

Forest Products Resins    233 255235205185

Corporate and Other    (74) (83)(68)(57)(63)

Total    $466 $462$446$499$641

CONFIDENTIAL

Segmet EBITDA is a non-GAAP financial measure as defined by SEC rules. Segment EBITDA is defined as EBITDA adjusted to exclude certain non-cash and non-recurring expenses. Segment EBITDA is an important measure used by the

Company’s senior management and board of directors to evaluate operating results and allocate capital resources among segments. Corporate and Other primarily represents certain corporate, general and administrative expenses that are not allocated to the segments. Segment EBITDA should not be considered a substitute for net income (loss) or other results reported in accordance with U.S. GAAP. Segment EBITDA may not be comparable to similarly titled measures    21

reported by other companies.

# Reconciliation of Net (Loss) Income to Segment EBITDA

HEXION

| *(US$ in millions)* | Three Months Ended | | | |
|---|---|---|---|---|
| | **9/30/2016** | **6/30/2016** | **3/31/16** | **12/31/15** |
| **Reconciliation:** | | | | |
| Net (loss) income | ($47) | $150 | ($44) | ($10) |
| Income tax expense | 16 | 17 | 7 | 6 |
| Interest expense, net | 76 | 80 | 79 | 81 |
| Depreciation and amortization | 30 | 36 | 35 | 35 |
| Accelerated depreciation | 21 | 60 | 46 | - |
| **EBITDA** | **$96** | **$343** | **$123** | **$112** |
| Items not included in Segment EBITDA | | | | |
| Asset impairments | - | - | - | 6 |
| Gain on sale of business | - | (240) | - | - |
| Business realignment (income) costs | (3) | 42 | 3 | 5 |
| Integration costs | - | - | - | - |
| Realized and unrealized foreign currency losses (gains) | 6 | (11) | 2 | (7) |
| Gain on extinguishment of debt | (3) | (21) | (23) | (27) |
| Unrealized gains on pension and OPEB plan liabilities | - | - | - | (13) |
| Other | 16 | 17 | 17 | (3) |
| Total adjustments | 16 | (213) | (1) | (39) |
| **Segment EBITDA** | **$112** | **$130** | **$122** | **$73** |
| Adjustment for dispositions | - | (15) | (15) | (8) |
| **Segment EBITDA Adjusted for Divestitures (MDP & HAI)** | **$112** | **$115** | **$107** | **$65** |
| | | | | |
| **Segment EBITDA:** | | | | |
| Epoxy, Phenolic and Coating Resins | 64 | 83 | 83 | 42 |
| Forest Products Resins | 65 | 63 | 56 | 51 |
| Corporate and Other | (17) | (16) | (17) | (20) |
| **Total** | **$112** | **$130** | **$122** | **$73** |

CONFIDENTIAL

Segmet EBITDA is a non-GAAP financial measure as defined by SEC rules. Segment EBITDA is defined as EBITDA adjusted to exclude certain non-cash and non-recurring expenses. Segment EBITDA is an important measure used by the Company's senior management and board of directors to evaluate operating results and allocate capital resources among segments. Corporate and Other primarily represents certain corporate, general and administrative expenses that are not allocated to the segments. Segment EBITDA should not be considered a substitute for net income (loss) or other results reported in accordance with U.S. GAAP. Segment EBITDA may not be comparable to similarly titled measures reported by other companies.

22

Adjusted Net Sales and Adjusted Segment

EBITDA Summary

Three Months Ended

(US$ in millions)    9/30/16 6/30/163/31/1612/31/159/30/156/30/153/31/15

Net Sales    $819 $952$909$909$1,065$1,087$1,079

Adjustment for dispositions    – (98)(87)(78)(99)(100)(92)

Net Sales Adjusted for Divestitures (MDP & HAI)    $819 $854$822$831$966$987$987

Segment EBITDA    $112 $130$122$73$133$133$127

Adjustment for dispositions    – (15)(15)(8)(15)(14)(13)

Segment EBITDA Adjusted for Divestitures (MDP & HAI)    $112 $115$107$65$118$119$114

Year Ended December 31,

(US$ in millions)    2015 2014

Net Sales    $4,140 $5,137

Adjustment for dispositions    (369) (481)

Net Sales Adjusted for Divestitures (MDP & HAI)    $3,771 $4,656

Segment EBITDA    $466 $462

Adjustment for dispositions    (50) (45)

Segment EBITDA Adjusted for Divestitures (MDP & HAI)    $416 $417

CONFIDENTIAL

23